2019 Second Quarter Earnings Presentation July 25, 2019

Second Quarter Themes

Continued focus on improving efficiency ratio and return on capital


DILUTED EPS
Reported
Adjusted[1]
$0.33
$0.49
$0.34
$0.56
$0.54
2Q17
2Q18
2Q19


EFFICIENCY RATIO
Reported
Adjusted[1]
68.19%
74.55%
65.78%
65.11%
63.95%
2Q17
2Q18
2Q19


ROATCE[1]
Reported
Adjusted[1]
11.15%
15.39%
10.65%
16.02%
15.46%
2Q17
2Q18
2Q19

Strong loan and lease growth and deposit trends

- **+11%** Loan and lease excluding auto[2] growth YoY
- **+3%** Loan and lease growth YoY
- **+5%** Average earning asset growth YoY
- **+9%** Average checking and savings growth YoY

Well-controlled expenses

- **-3%** Adjusted non-interest expense[1,3] decline YoY
- **-183 bps** Adjusted efficiency ratio[1] decline YoY

Active capital management

- **1.3M** Common shares repurchased in 2Q19
- **+39 bps** CET1 ratio growth YoY

Reduced risk profile and stable net interest income

- **-400 bps** Risk-weighted assets/assets[4] decline YoY
- **0.19%** Net charge-offs excluding auto[1,5] in 2Q19
- **-0.2%** Net interest income decline YoY
- **-24 bps** Net interest margin decline YoY

[1] See slides 18-20 "Reconciliation of GAAP to Non-GAAP Financial Measures
[2] See slide 7 "Loan and Lease Growth Excluding Auto Finance of 10.7%"
[3] Non-interest expense of $236.8 million for the second quarter of 2019, down 12.9% YoY
[4] Ratio is based on average balances. 2Q19 is preliminary pending completion and filing of the Company's regulatory reports
[5] Net charge-off ratio of 0.29% for 2Q19

2

Merger of Equals Update Transaction expected to close on August 1, 2019 Recent Developments 3Q19 Focus Areas • Announced approximately 80 team members that will • Implement internal policies and controls as well as governance and report up through the executive leadership team committee structures • Shareholders of both TCF and Chemical approved merger • Launch cultural integration initiatives • Received all necessary regulatory approvals from the • Begin conversion process of key systems OCC and Federal Reserve • Execute on cost synergy initiatives to achieve $180 million of cost savings by • Announced New TCF joint Board of Directors 2020 • Announced expected closing date of August 1, 2019 • Serve our customers through the transition Merger of Equals closing (August 1, 2019) Cultural Integration Integration Planning Systems Integration Planning and Conversions Regulatory Shareholder Approval Approval IMO Merger Launched Systems Conversion Announced Complete Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 3

Up $(0.3)% YoY Continued Focus on Efficiency Ratio Improvement Efficiency ratio EFFICIENCY RATIO Adjusted efficiency ratio1 1 1 1 TOTAL REVENUE NON-INTEREST EXPENSE ($ millions) (excluding lease financing equipment depreciation, CFPB/OCC settlement Non-interest income and merger-related expenses) 2 ($ millions) Net interest income Down 0.3% YoY Other Down 3.9% YoY Compensation and employee benefits 3 Lease financing equipment depr. $18 $19 $19 $19 $19 CFPB/OCC Settlement 32 — — — — Merger-related expenses — — — 9 4 Total NIE $272 $246 $250 $253 $237 1 See slide 20 "Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)" 2 Includes occupancy and equipment, foreclosed real estate and repossessed assets, net and other non-interest expense, excludes lease financing equipment depreciation, CFPB/OCC 4 settlement and merger-related expenses 3 Includes a large medical claim of $6.8 million

Net Interest Income Steady YoY Continued strength while remixing balance sheet NET INTEREST INCOME NET INTEREST INCOME (Quarterly View) (Quarterly YoY View) ($ millions) ($ millions) 1Q 2Q 3Q 4Q 2017 2018 2019 NET INTEREST MARGIN1 Interest-earning assets yield • Net interest margin down 13 bps from Net interest margin 1Q19 due to lower yields on loans and Cost of deposits leases, higher cost of funds and continued remix of auto finance balances into debt securities 5 1 Annualized and presented on a fully tax-equivalent basis

Earning Asset Growth with Improved Mix INTEREST-EARNING ASSET BALANCES1 ($ billions) • Average interest-earning asset Other interest-earning assets Up 4.9% YoY growth of 4.9% YoY Debt securities Auto finance Loans and leases (excluding auto finance) • Debt securities increased from 10% of average interest-earning assets in 2Q18 to 14% in 2Q19 10% 12% 13% 12% 14% 8% 7% 12% 11% 10% • Reduced average auto finance composition from 12% in 2Q18 to 7% in 2Q19 76% 75% 76% 77% 78% • Improved earning asset mix with shift towards more capital efficient assets with lower risk profile RISK-WEIGHTED ASSETS / ASSETS2 6 1 Average balances 2 Ratio is based on average balances. Amounts for 2Q19 are preliminary pending completion and filing of the Company’s regulatory reports.

Loan and Lease Growth Excluding Auto Finance of 10.7%1 Non-auto finance loans and leases up $1.7B1 YoY NON-AUTO FINANCE LOAN AND LEASE BALANCES Inventory finance ($ millions) 1 Leasing and equipment finance Up 10.7% YoY Commercial Consumer real estate & Other • Non-auto finance loan and lease 18% 21% 19% 19% 18% growth of $1.7 billion YoY1 27% 27% 29% 29% 27% • Wholesale banking2 up $1.1 billion (9.3%) 23% 23% 23% 22% 24% • Consumer real estate up $0.7 billion (14.3%) 29% 30% 32% 30% 30% AUTO FINANCE PORTFOLIO BALANCES ($ millions) Down $248M in 2Q19 • $1.7 billion of auto finance run-off, or 54.5% of the portfolio, since December 31, 2017 Total loans and leases $18,615 $18,421 $19,072 $19,384 $19,184 7 1 Total loans and leases of $19.2 billion at June 30, 2019, up $569.7 million, or 3.1% YoY 2 Includes commercial, leasing and equipment finance and inventory finance loans and leases

Earning Asset Yields Remain Strong1 Interest-earning asset yields up 10 bps YoY 2Q18 3Q18 4Q18 1Q19 2Q19 Consumer real estate: • Loan and lease yields up First mortgage lien 5.34% 5.33% 5.27% 5.09% 4.94% 17 bps YoY Junior lien 6.56 6.70 6.87 6.98 6.89 • 2Q19 debt securities purchased at an average Commercial 5.21 5.25 5.40 5.57 5.42 tax-equivalent yield of Leasing and equipment finance 4.93 5.00 5.11 5.09 5.11 3.27% Inventory finance 6.94 7.16 7.11 7.38 7.26 • Interest-earning asset yields up 10 bps YoY Auto finance 5.30 5.36 5.39 5.33 5.38 Total loans and leases 5.67 5.73 5.82 5.91 5.84 Debt securities portfolio2 2.61 2.71 2.82 2.88 3.06 Total interest-earning assets 5.33 5.36 5.42 5.50 5.43 8 1 Annualized and presented on a fully tax-equivalent basis 2 Includes debt securities held to maturity and debt securities available for sale

Retail-Focused Deposit Base with Improving Mix AVERAGE DEPOSITS COST OF DEPOSIT MIX ($ billions) Average Balances Average Interest Cost Certificates of deposit Up 2.8% YoY YoY YoY Money market 2Q19 Change 2Q19 Change Savings Deposits (ex. CDs) $14.4B $889M 0.48% 29 bps Checking CDs 4.5B (382)M 2.05% 62 bps Total deposits $18.9B $507M 0.86% 34 bps 24% 27% 27% 26% 25% 8% • Average checking and savings 8% 8% 9% 8% growth of 8.7% YoY 34% 30% 31% 32% 33% • Average non-interest bearing deposit growth of 2.6% YoY • Average deposit balances ex. 34% 34% 34% 34% 34% CDs increased to 76% of total average deposits while average CD balances declined to 24% Cost of • 84% of average deposit Deposits 0.52% 0.59% 0.72% 0.81% 0.86 % balances are consumer 9

Non-interest Income NON-INTEREST INCOME ($ millions) Other non-interest income1 Leasing and equipment finance • Leasing and equipment finance non- Gains on sales of loans, net and servicing fee income Fees and service charges, card revenue and ATM revenue interest income declined $0.8 million YoY • All other non-interest income increased by $0.2 million NET LEASING AND EQUIPMENT FINANCE NON-INTEREST INCOME 2Q18 3Q18 4Q18 1Q19 2Q19 ($ millions) Leasing and equipment finance $42.9 $45.0 $55.3 $41.1 $42.1 non-interest income Lease financing equipment depreciation (17.9) (19.5) (19.1) (19.3) (19.1) Net leasing and equipment $25.0 $25.5 $36.2 $21.8 $23.0 finance non-interest income 10 1 Includes gains (losses) on debt securities, net and other non-interest income

Reduced Risk Profile Run-off of auto finance portfolio resulting in lower credit, operational and liquidity risks NON-PERFORMING ASSETS 60+ DAY DELINQUENCIES1 Other real estate owned ($ millions) Non-accrual loans and leases . NPAs/Loans and leases and other real estate owned PROVISION FOR CREDIT LOSSES CASH AND DEBT SECURITIES ($ millions) ($ millions) Cash and debt securities . Loan-to-deposit ratio 2 2 % of Total Assets 12.9% 13.5% 13.5% 14.6% 15.5% 11 1 Excludes non-accrual loans and leases 2 Excluding the $6.6 million recovery from the consumer real estate non-accrual loan sale, provision for credit losses was $8.9 million

Net Charge-off Rate Trends Remain Favorable NET CHARGE-OFF RATE BY BUSINESS FY FY FY 2016 2017 2018 1Q19 2Q19 Consumer real estate 0.22% (0.18)% (0.10)% 0.03% 0.02 % Commercial 0.01 0.13 0.09 0.22 0.35 Leasing and equipment finance 0.13 0.20 0.16 0.21 0.17 Inventory finance 0.07 0.08 0.20 0.24 0.14 Auto finance 0.86 1.11 1.50 2.21 1.50 Total loans and leases1 0.26 0.24 0.29 0.39 0.29 Loans and leases excluding auto finance1, 2 0.15 0.06 0.10 0.20 0.19 Loans and leases excluding auto finance and recoveries on consumer real estate non-accrual loan sales1, 2 0.15 0.15 0.14 0.20 0.19 QUARTERLY NET CHARGE-OFFS 4 (excluding the recoveries from the sales of consumer real estate non-accrual loans) • 2Q19 net charge-off rate excluding 3 ($ millions) 2 Other net charge-offs auto finance of 0.19% Auto finance net charge-offs • Auto finance net charge-offs made up 42% of 2Q19 net charge-off dollars } 58% } 42% 12 1 Includes Other 2 See slide 18 “Reconciliation of GAAP to Non-GAAP Financial Measures” 3 Excluding auto finance and recoveries from the sales of consumer real estate non-accrual loans; see slide 18 “Reconciliation of GAAP to Non-GAAP Financial Measures”

Focus on Return on Capital and Strong Capital Position RETURN ON AVERAGE RETURN ON AVERAGE TANGIBLE COMMON EQUITY1 TANGIBLE COMMON EQUITY1 (Quarterly YoY View) (5-Quarter View) 1 Adjusted1 Adjusted Reported Reported Shares Repurchased ($ millions) $68.2 $24.0 $63.0 $0.0 $26.5 COMMON EQUITY • Repurchased 1,324,920 shares of common 2 TIER 1 CAPITAL RATIO stock during 2Q19 at a cost of $26.5 million (Quarterly YoY View) • Repurchased additional 1,284,089 shares of common stock 3Q19 QTD through July 23, 2019 at a cost of $26.8 million • On June 27, 2019 TCF priced $150.0 million of 4.125% fixed-to-floating rate subordinated bank notes due 2029, which closed on July 2, 2019 13 1 See slide 19 “Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)” 2 The regulatory capital ratios for 2Q19 are preliminary pending completion and filing of the Company’s regulatory reports

Appendix

Impact of 2Q19 Merger-related Expenses Impact of Impact of 1Q19 Merger-related 1Q19 2Q19 Merger-related 2Q19 ($ millions, except per share data) Reported Expenses Adjusted1 Reported Expenses Adjusted1 Total non-interest expense $ 253.1 $ (9.5) $ 243.6 $ 236.8 $ (4.2) $ 232.6 Income before income tax expense 94.7 9.5 104.2 113.4 4.2 117.6 Net income attributable to TCF Financial Corporation 70.5 7.2 77.7 90.4 3.2 93.6 Diluted EPS 0.42 0.04 0.46 0.54 0.02 0.56 Efficiency ratio 70.70% 68.06% 65.11% 63.95 % Return on average common equity 11.40 12.61 14.27 14.79 Return on average tangible common equity1 12.42 13.72 15.46 16.02 • Merger-related expenses impacted diluted EPS by 2 cents1 in 2Q19 • $4.2 million of merger-related expenses in 2Q19 related to professional fees, legal, severance and other expenses 1 15 See slides 19-20 “Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)”

High Quality Debt Securities Portfolio1 Growth driven by remix from auto finance portfolio run-off DEBT SECURITIES1 ($ millions) Other • Total debt securities growth of $849 Obligations of states and political subdivisions U.S. Government sponsored enterprises and federal agencies mortgage-backed securities million YoY • Remix of debt securities portfolio from lower yielding obligations of states and political subdivisions to higher yielding U.S. Government sponsored enterprises and federal agencies mortgage-backed securities • Resulting in increased debt securities yields, while market yields 1,2 YIELDS ON DEBT SECURITIES have decreased in 2Q19 • 2Q19 debt securities purchased at an average tax-equivalent yield of 3.27% • High quality fixed rate assets (AA and AAA rated) • Debt securities portfolio duration of 4.2 years at June 30, 2019 16 1 Includes debt securities held to maturity and debt securities available for sale 2 Annualized and presented on a fully tax-equivalent basis

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive: deterioration in general economic, political and banking industry conditions; cyber-security breaches, hacking, denial of service, security breaches, loss or theft of information, or other cyber-attacks that disrupt TCF's business operations or damage its reputation; fluctuation in interest rates that result in decreases in the value of assets or a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; lack of access to liquidity; inability to pay and receive dividends; adverse effects related to competition from traditional competitors, non-bank providers of financial services and new technologies; soundness of other financial institutions and other counterparty risk, including the risk of default, operational disruptions, security breaches or diminished availability of counterparties who satisfy our credit quality requirements; adverse developments affecting TCF's branches, including supermarket branches; risks related to developing new products, markets or lines of business; changes in the allowance for loan and lease losses dictated by new market conditions, regulatory requirements or accounting standards; new consumer protection and supervisory requirements or regulatory reform related to capital, leverage, liquidity or risk management; adverse changes in monetary, fiscal or tax policies; heightened regulatory practices or requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity; deficiencies in TCF's compliance programs or risk mitigation frameworks; the effect of any negative publicity or reputational damage; technological or operational difficulties; failure to keep pace with technological change, including with respect to customer demands or system upgrades; risks related to TCF's loan sales activity; dependence on accurate and complete information from customers and counterparties; the failure to attract and retain key employees; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; changes in accounting standards or interpretations of existing standards; adverse federal, state or foreign tax assessments; litigation or government enforcement actions; ineffective internal controls; and the effects of man-made and natural disasters, any of which may negatively affect our operations and/or our customers. This presentation also contains forward-looking statements regarding TCF's outlook or expectations with respect to the planned merger with Chemical Financial Corporation ("Chemical"). Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of TCF and Chemical with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company's future financial performance (including anticipated accretion to earnings per share, the 17 tangible book value earn-back period and other operating and return metrics) and the timing of the closing of the transaction.

Reconciliation of GAAP to Non-GAAP Financial Measures

($ thousands)

Computation of net charge-off rate excluding auto finance and recoveries from non-accrual loan sales:		Quarter Ended Jun. 30, 2018	Quarter Ended Sep. 30, 2018	Quarter Ended Dec. 31, 2018	Quarter Ended Mar. 31, 2019	Quarter Ended Jun. 30, 2019	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2018
Net charge-offs	(a)	$ 12,770	$ 6,790	$ 21,314	$ 18,654	$ 14,082	$ 45,235	$ 44,440	$ 55,025
Less: Auto finance net charge-offs		8,516	9,485	9,887	10,182	5,903	23,141	34,476	38,544
Total net charge-offs excluding auto finance net charge-offs	(b)	4,254	(2,695)	11,427	8,472	8,179	22,094	9,964	16,481
Plus: Recoveries from consumer real estate non-accrual loan sales		—	6,626	—	—	—	—	13,289	6,626
Total net charge-offs excluding auto finance net charge-offs and recoveries from consumer real estate non-accrual loan sales	(c)	$ 4,254	$ 3,931	$ 11,427	$ 8,472	$ 8,179	$ 22,094	$ 23,253	$ 23,107
Average total loans and leases	(d)	$ 19,093,607	$ 18,415,524	$ 18,554,629	$ 19,186,266	$ 19,239,170	$ 17,584,991	$ 18,491,233	$ 18,826,262
Less: Average auto finance loans		2,695,943	2,435,868	2,121,969	1,841,130	1,575,715	2,693,041	3,105,326	2,565,668
Average total loans and leases excluding auto finance loans	(e)	$ 16,397,664	$ 15,979,656	$ 16,432,660	$ 17,345,136	$ 17,663,455	$ 14,891,950	$ 15,385,907	$ 16,260,594
Net charge-off rate[1]	(a) / (d)	0.27 %	0.15 %	0.46 %	0.39 %	0.29 %	0.26 %	0.24 %	0.29 %
Net charge-off rate excluding auto finance net charge-offs[1, 2]	(b) / (e)	0.10	(0.07)	0.28	0.20	0.19	0.15	0.06	0.10
Net charge-off rate excluding auto finance net charge-offs and recoveries from consumer real estate non-accrual loan sales[1, 2]	(c) / (e)	0.10	0.10	0.28	0.20	0.19	0.15	0.15	0.14

[1] QTD ratios are annualized

[2] When evaluating credit quality, management considers adjusted measures such as the net charge-off rate excluding recoveries from consumer real estate non-accrual loan sales and/or the net charge-off rate excluding auto finance net charge-offs.. These measures are non-GAAP adjusted measures and are viewed by management as useful indicators of normalized net charge-offs and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

18

Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)

($ thousands)

Computation of adjusted ROACE, ROATCE and adjusted ROATCE:		Quarter Ended Jun. 30, 2017	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019
Net income available to common stockholders	(a)	$ 55,585	$ 56,255	$ 83,702	$ 83,158	$ 68,001	$ 87,933
Plus: Other intangibles amortization		238	835	913	847	814	800
Less: Related income tax expense		83	201	220	198	194	190
Net income available to common stockholders used in ROATCE calculation	(b)	$ 55,740	$ 56,889	$ 84,395	$ 83,807	$ 68,621	$ 88,543
Adjusted net income available to common stockholders:							
Net income available to common stockholders		$ 55,585	$ 56,255	$ 83,702	$ 83,158	$ 68,001	$ 87,933
Plus: Merger related-expenses		—	—	—	—	9,458	4,226
Plus: CFPB/OCC settlement adjustment		—	32,000	—	—	—	—
Less: Related income tax expense		—	6,491	—	—	2,252	1,003
Net income available to common stockholders used in adjusted ROACE calculation	(c)	55,585	81,764	83,702	83,158	75,207	91,156
Plus: Other intangibles amortization		238	835	913	847	814	800
Less: Related income tax expense		83	201	220	198	194	190
Net income available to common stockholders used in adjusted ROATCE calculation	(d)	$ 55,740	$ 82,398	$ 84,395	$ 83,807	$ 75,827	$ 91,766
Average balances:							
Total equity		$ 2,520,870	$ 2,512,128	$ 2,511,983	$ 2,517,870	$ 2,579,250	$ 2,664,016
Less: Non-controlling interest in subsidiaries		26,188	28,654	23,548	21,918	24,521	29,630
Total TCF Financial Corporation stockholders' equity		2,494,682	2,483,474	2,488,435	2,495,952	2,554,729	2,634,386
Less: Preferred stock		263,240	169,302	169,302	169,302	169,302	169,302
Average total common stockholders' equity	(e)	2,231,442	2,314,172	2,319,133	2,326,650	2,385,427	2,465,084
Less: Goodwill, net		225,876	154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net		5,045	22,672	21,798	20,931	20,102	19,289
Average tangible common stockholders' equity used in ROATCE calculation	(f)	$ 2,000,521	$ 2,136,743	$ 2,142,578	$ 2,150,962	$ 2,210,568	$ 2,291,038
Adjusted average total common stockholders' equity:							
Average total common stockholders' equity		$ 2,231,442	$ 2,314,172	$ 2,319,133	$ 2,326,650	$ 2,385,427	$ 2,465,084
Plus: CFPB/OCC settlement adjustment to average total common stockholders' equity		—	4,205	—	—	—	—
Average total common stockholders' equity used in adjusted ROACE calculation	(g)	2,231,442	2,318,377	2,319,133	2,326,650	2,385,427	2,465,084
Less: Goodwill, net		225,876	154,757	154,757	154,757	154,757	154,757
Less: Other intangibles, net		5,045	22,672	21,798	20,931	20,102	19,289
Average tangible common stockholders' equity used in adjusted ROATCE calculation	(h)	$ 2,000,521	$ 2,140,948	$ 2,142,578	$ 2,150,962	$ 2,210,568	$ 2,291,038
ROACE[1]	(a) / (e)	9.96 %	9.72 %	14.44 %	14.30 %	11.40 %	14.27 %
Adjusted ROACE[1, 2]	(c) / (e)	9.96	14.11	14.44	14.30	12.61	14.79
ROATCE[1, 2]	(b) / (f)	11.15	10.65	15.76	15.59	12.42	15.46
Adjusted ROATCE[1, 2]	(d) / (f)	11.15	15.39	15.76	15.59	13.72	16.02

[1] Annualized

[2] When evaluating capital adequacy and utilization, management considers financial measures such as adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

19

Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)

($ thousands)

Computation of adjusted efficiency ratio:		Quarter Ended Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019
Non-interest expense	(a)	$ 272,039	$ 246,423	$ 249,958	$ 253,075	$ 236,849
Less: Merger-related expenses		—	—	—	9,458	4,226
Less: CFPB/OCC settlement adjustment		32,000	—	—	—	—
Adjusted non-interest expense	(b)	$ 240,039	$ 246,423	$ 249,958	$ 243,617	$ 232,623
Net interest income		$ 250,799	$ 249,121	$ 248,888	$ 250,907	$ 250,324
Non-interest income		114,103	116,445	128,133	107,026	113,451
Total revenue	(c)	$ 364,902	$ 365,566	$ 377,021	$ 357,933	$ 363,775
Efficiency ratio	(a) / (c)	74.55 %	67.41 %	66.30 %	70.70 %	65.11 %
Adjusted efficiency ratio[1]	(b) / (c)	65.78	67.41	66.30	68.06	63.95

($ thousands)

Computation of adjusted diluted earnings per common share:		Quarter Ended Jun. 30, 2018	Mar. 31, 2019	Jun. 30, 2019
Net income available to common stockholders		$ 56,255	$ 68,001	$ 87,933
Less: Earnings allocated to participating securities		8	13	17
Earnings allocated to common stock	(a)	56,247	67,988	87,916
Plus: Merger-related expenses		—	9,458	4,226
Plus: CFPB/OCC settlement adjustment		32,000	—	—
Less: Related income tax expense		6,491	2,252	1,003
Adjusted earnings allocated to common stock	(b)	$ 81,756	$ 75,194	$ 91,139
Weighted-average common shares outstanding used in diluted earnings per common share calculation	(c)	166,857,640	162,427,823	162,305,154
Diluted earnings per common share	(a) / (c)	$ 0.34	$ 0.42	$ 0.54
Adjusted diluted earnings per common share	(b) / (c)	0.49	0.46	0.56

[1] When evaluating performance, management considers adjusted measures such as the adjusted efficiency ratio and adjusted diluted earnings per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of expense management and also provides investors, regulators and other users with information to be viewed in relation to other banking institutions.

20